                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                              ENDED MAY 31, 2001

SCUDDER
CONTRARIAN FUND

        "Our commitment to the contrarian philosophy and strict adherence to our disciplined investment process enabled us not only to re- emerge but to also outperform when value returned to favor."

                                                      [SCUDDER INVESTMENTS LOGO]

                                                                       CONTENTS



                                                                              3
                                                              ECONOMIC OVERVIEW



                                                                              7
                                                             PERFORMANCE UPDATE



                                                                              8
                                                               INDUSTRY SECTORS



                                                                              9
                                                               LARGEST HOLDINGS



                                                                             10
                                                       PORTFOLIO OF INVESTMENTS



                                                                             13
                                                           FINANCIAL STATEMENTS



                                                                             16
                                                           FINANCIAL HIGHLIGHTS



                                                                             18
                                                  NOTES TO FINANCIAL STATEMENTS



                                                                             23
                                                           SHAREHOLDERS MEETING
AT A GLANCE
TERMS TO KNOW

 SCUDDER CONTRARIAN FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MAY 31, 2001 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                 SCUDDER CONTRARIAN FUND     SCUDDER CONTRARIAN FUND     LIPPER MULTI-CAP VALUE
SCUDDER CONTRARIAN FUND CLASS A                          CLASS B                     CLASS C             FUNDS CATEGORY AVERAGE*
-------------------------------                  -----------------------     -----------------------     -----------------------
12.38                                                     11.92                       11.90                       9.02

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES, IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

THIS FUND WAS NAMED KEMPER CONTRARIAN FUND AS OF THE DATE OF THIS REPORT; IT HAS SINCE BEEN RENAMED SCUDDER CONTRARIAN FUND AS OF MAY 25, 2001.

 NET ASSET VALUE

                                    AS OF     AS OF
                                   5/31/01   11/30/00
 .........................................................
    SCUDDER CONTRARIAN FUND
    CLASS A                        $19.56     $17.51
 .........................................................
    SCUDDER CONTRARIAN FUND
    CLASS B                        $19.52     $17.47
 .........................................................
    SCUDDER CONTRARIAN FUND
    CLASS C                        $19.53     $17.48
 .........................................................

 SCUDDER CONTRARIAN FUND
 LIPPER RANKINGS AS OF 5/31/01
 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER MULTI-CAP VALUE FUNDS CATEGORY*

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR
                       #152 of 533 funds     #166 of 533 funds     #168 of 533 funds
 ..........................................................................................
    3-YEAR
                       #258 of 387 funds     #283 of 387 funds     #282 of 387 funds
 ..........................................................................................
    5-YEAR
                       #151 of 250 funds     #183 of 250 funds     #185 of 250 funds
 ..........................................................................................
    10-YEAR
                        #72 of 103 funds            n/a                   n/a
 ..........................................................................................

 DIVIDEND REVIEW

 DURING THE FISCAL YEAR, SCUDDER CONTRARIAN FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                            CLASS A   CLASS B   CLASS C
 ...........................................................
    INCOME DIVIDEND         $0.1200   $0.0308   $0.0385
 ...........................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Chicago, IL. (312)
BOX] 696-6000. The Equity Style Box(TM) placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY TO DAY. A LONGER- TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE
                           ESTIMATED. MORNINGSTAR HAS PLACED SCUDDER
                           CONTRARIAN FUND IN THE LARGE VALUE CATEGORY.
                           PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION
                           OF INVESTMENT POLICIES.

BEAR MARKET The opposite of a bull market, a bear market is a prolonged period of falling prices, usually by 20 percent or more, accompanied by widespread pessimism.

BOTTOM-UP (STOCK SELECTION) Individual stock selection drives the bottom-up process. The overall sector allocation results from the individual stock selections. In contrast, a top-down approach begins with a determination of how much should be invested in each industry sector, stocks are then selected to meet the predetermined sector allocations.

PRICE-TO-EARNINGS RATIO (P/E) A price-to-earnings ratio, often referred to as "P/E" or a "multiple," is a measure of how much an investor is paying for a company's earning power. It is calculated by dividing a company's stock price by its earnings for the most recent four quarters.

RECESSION A period of general economic decline marked specifically by a decline in gross domestic product for two or more consecutive quarters.

VALUATION The level at which an asset or a company is trading, or the analytical technique used to determine the value of an asset or a company.

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.
ECONOMIC OVERVIEW

DEAR SHAREHOLDER:

The plot thickens. Can the Economy in Distress hold out until our hero, Monetary and Fiscal Policy, rides to the rescue?

  Actually, we think this story can have a happy ending, although maintaining that optimism requires a leap of faith. There's no economic evidence that a bottom is near. But all of the monetary indicators -- such as a steep yield curve, exploding money supply growth and record bond issuance -- give us hope. And now we have a tax cut. This suggests that the economy will escape recession -- but just barely. We expect economic growth to average just under 2 percent for the next 18 months -- and this slow advance will curtail inflation, which we expect to rise just 2.5 percent in 2002.

  Why is aggressive monetary and fiscal policy likely to produce such anemic growth? The answer is that even Federal Reserve Board Chairman Alan Greenspan can't fix everything, especially when a certain global villain is at work. Who is this malefactor? Oil. It's likely that purchasing power in the developed world was drained by the recent jump in oil prices.

  But oil's not the only culprit. When the United States ran into trouble, so did other countries. For example, European politicians continue to focus on politics, not economics. And the Japanese government has let structural problems fester during the last 10 years. We now see near-recession conditions almost everywhere.

  You might expect the dollar to decline as other countries become more dependent on the United States and increase the number of goods they sell here -- but astonishingly, it hasn't. That's not necessarily good news, however. More than 30 percent of U.S. corporate profits are earned abroad, and when the dollar rises, those earnings are worth less. Non-American companies also take advantage of their weaker currencies to aggressively price exports to the United States. That undercuts American companies' pricing power and ravages revenue growth. The result is a humdinger of a profits recession. We expect S&P 500 operating profits to be down 15 percent this year as a whole.

  One result of the profit recession is that executives are trying to restore profitability by cutting costs. This hurts the economy. They first go after travel and entertainment, affecting hotels, airlines and restaurants. Next in line are capital spending and payroll, so we expect the unemployment rate to rise from 4.5 percent to 5.5 percent by the end of next year.

  When unemployment rises, consumers feel the heat. Consumer spending won't decrease drastically, because Uncle Sam is putting almost $40 billion in the mail this summer. Still, they won't spend too much. We expect consumption growth through the end of next year to hover around 2 percent.

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.



   [BAR GRAPH]

                                           NOW (6/30/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate1                           5.3                    5.2                    6.1                    5.9
Prime rate2                                     6.75                    9.5                    9.5                   7.75
Inflation rate3*                                 3.6                    3.4                    3.2                      2
The U.S. dollar4                                 9.6                    8.6                    0.6                   -1.8
Capital goods orders5*                          -9.2                   14.3                   14.1                   -0.2
Industrial production 5*                        -2.8                    4.4                    6.4                    3.6
Employment growth6                               0.3                    1.5                    2.5                    2.4

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
(7) THE TWO INTEREST RATES, EMPLOYMENT PLUS THE US DOLLAR HAVE DATA THROUGH JUNE, ALL THE OTHERS ONLY GO THROUGH MAY. THEREFORE "6 MONTHS AGO" FOR THE TWO INTEREST RATES, THE DOLLAR AND EMPLOYMENT IS DECEMBER; FOR THE OTHERS (EXCEPT CAPITAL GOODS), IT'S NOVEMBER.
*DATA AS OF 5/31/01.


SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

  Because consumption is two-thirds of the economy, it sets the pace for gross domestic product (GDP). And 2 percent GDP growth will not foster inflation. While many myths about the new economy were exaggerated, its disinflationary tendencies were not. We know that inflation is a complex phenomenon, but we don't believe it can survive under conditions of slow growth.

  Moderate growth with low inflation is not a bad end to our story. We doubt that it will feel very satisfying, however. Monetary and Fiscal Policy may well rescue the Economy in Distress, but he can't undo the shock. The convalescence is likely to be prolonged.

Scudder Distributors, Inc.

THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. AS OF JULY 1, 2001, AND MAY NOT ACTUALLY COME TO PASS.

PERFORMANCE UPDATE

[SASSI PHOTO]

THOMAS SASSI IS A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC. AND LEAD PORTFOLIO MANAGER OF SCUDDER CONTRARIAN FUND. SASSI RECEIVED A BACHELOR OF BUSINESS ADMINISTRATION DEGREE IN MANAGEMENT AND ECONOMICS AND A MASTER OF BUSINESS ADMINISTRATION DEGREE IN FINANCE FROM HOFSTRA UNIVERSITY. HE HAS MORE THAN 25 YEARS OF EXPERIENCE IN INVESTMENT ANALYSIS AND MANAGEMENT.

[GASKIN PHOTO]
FREDERICK L. GASKIN IS A VICE PRESIDENT OF ZURICH SCUDDER INVESTMENTS, INC. AND A PORTFOLIO MANAGER OF SCUDDER CONTRARIAN FUND. GASKIN RECEIVED A BACHELOR'S DEGREE IN FINANCE FROM APPALACHIAN STATE UNIVERSITY AND A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE BABCOCK SCHOOL OF MANAGEMENT AT WAKE FOREST UNIVERSITY. HE HAS NEARLY 15 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS AND SHOULD NOT BE CONSIDERED A RECOMMENDATION OF ANY PARTICULAR SECURITY.

                             THE SEMIANNUAL PERIOD WAS ONE OF CORRECTION AND CONSOLIDATION. INVESTORS' RENEWED PRICE CONSCIOUSNESS AND FOCUS ON COMPANY FUNDAMENTALS BROUGHT "OLD-" AND "NEW-ECONOMY" STOCKS INTO GREATER EQUILIBRIUM, DEMONSTRATING THAT THE MARKET INEVITABLY REVERTS TO THE MEAN. LEAD PORTFOLIO MANAGER TOM SASSI DESCRIBES HOW HIS TEAM'S UNWAVERING COMMITMENT TO AN INVESTMENT DISCIPLINE BORN OF THAT PHILOSOPHY RESULTED IN THE STRONG PERFORMANCE OF SCUDDER CONTRARIAN FUND DURING THE SIX MONTHS ENDED MAY 31, 2001.

Q WILL YOU PROVIDE AN OVERVIEW OF MARKET CONDITIONS DURING THE PERIOD, HIGHLIGHTING PARTICULAR CHALLENGES OR BENEFITS TO FUND MANAGEMENT OR PERFORMANCE?

A The investment environment during the period offered a mixed bag of advantages and disadvantages to investors. The extreme two-tiered market of the recent past, which pitted old-against new-economy stocks, broadened as slowing economic growth and disappointing corporate earnings raised fears of recession (see Terms To Know, page 2). Toward the end of 2000, risk-averse investors became ever more price conscious. In addition, their growing emphasis on company fundamentals drove investors further away from high-valuation/ high-expectation names and industry sectors, including technology, media and telecommunications. They turned instead to more traditionally defensive names and industry sectors, including health care and finance.

  Shortly after the New Year, the Federal Reserve Board dramatically reversed its policy, cutting short-term interest rates in an aggressive attempt to stimulate the stagnant economy. The Fed was widely criticized, nevertheless, for reacting too late. Many believed that an extended economic downturn would be unavoidable. Despite a successive cut in rates, stock market investors -- already wearied by months of market turbulence and crippling losses -- began a broad market sell-off that left few sectors untouched.

  In April, the equity markets rallied strongly in response to the Fed's surprising move to reduce rates a third time. Many stocks in technology and other typically growth sectors that had been driven down into value territory bounced on the news. By May, the market appeared to be firmly entrenched in a correction and consolidation phase, shaking out the excesses and finding its sea legs after a period of unprecedented volatility.

  Throughout the period, the continued decline of so-called new-economy stocks and the rally in old-economy names validated the contrarian investment philosophy by demonstrating, once again, that the market is rational and inevitably will revert to the mean. As a result, value stocks vastly outperformed growth stocks overall, which had dominated the go-go markets of the last several years.

Q HOW DID SCUDDER CONTRARIAN FUND PERFORM IN THIS EXTRAORDINARY MARKET ENVIRONMENT?

A For the six months ended May 31, 2001, Scudder

PERFORMANCE UPDATE

Contrarian Fund Class A shares (unadjusted for sales charges) climbed 12.38 percent, far surpassing the Standard & Poor's 500, which lost 3.90 percent. The fund also outperformed its peer-group averages for the Lipper Multi-Cap Value Funds category, which rose 9.02 percent, and the Morningstar Large Value category, which was up 6.66 percent. Of course past performance is no guarantee of future results.

  Our commitment to the contrarian philosophy and strict adherence to our disciplined investment process enabled us not only to re-emerge but also to outperform when value returned to favor.

Q WILL YOU DESCRIBE YOUR INVESTMENT DISCIPLINE?

A We follow a "bottom-up" (see Terms To Know, page 2) stock selection process. The basis of our strategy is thorough analysis of individual stocks. Industry sector weightings are simply a result of stock selection.

  We look for quality companies that are out of favor with investors for one reason or another, that have strong fundamentals and potential for growth. We seek stocks with lower price-to-earnings ratios, higher dividend yields and faster earnings and dividend growth rates than their respective market averages.

  There is generally less risk in contrarian investing than in other styles or disciplines. That's because when you invest in a healthy company whose stock price is temporarily depressed, there is greater potential for a high rate of return if earnings revert to historical levels.

Q WERE THERE ANY NOTABLE CHANGES TO THE PORTFOLIO?

A The reversal of the two-tiered market blurred or confused the classic relationships we had become accustomed to seeing in the market. The market has broadened considerably, and we have quite purposefully broadened the portfolio (both across industry sectors and by increasing the number of individual holdings) to reflect this. While we maintained the portfolio's dominant position in traditional "value" sectors, we took advantage of a rare opportunity to build representative positions in cyclical and growth industries. We sought out quality companies -- those with relatively strong fundamentals, including earnings and P/E (see Terms To Know, page 2) growth faster than the market averages -- at what we believed to be attractive valuations (see Terms To Know, page 2). Overall:

  - Financials remained one of our largest industry stake. We strategically reduced positions in longtime holdings that had appreciated greatly. Notably, we pared down our holdings in Fannie Mae and Freddie Mac to more prudent levels. Because of their extremely solid fundamentals, however, both names remain among the fund's 10 largest holdings. We sold positions in Washington Mutual, which was nearing an all-time high, and in property and casualty companies, including Allstate, which also had done well.

  - In consumer stocks, added to retail holdings. We increased our position in May Department Stores. We took profits on Sears, which had gone up dramatically in 2000, and invested proceeds in The Limited and Nordstrom -- both of which were trading at near 52-week lows. Despite long track records of strong earnings growth, Wall Street abandoned both companies after they announced losses in consecutive quarters. We're confident, however, that earnings will rebound, along with the consumer environment, due to recent tax cuts and efforts by the Federal Reserve to stimulate the economy.

  - In technology we sought out the survivors and purchased the dominant names in their respective businesses: Compaq, Dell and Gateway in personal computers; Applied Materials and Intel in semiconductors; and Hewlett-Packard in computer hardware. While we do not expect the technology sector as a whole to return to its former glory, we believe that our investment process has helped us to uncover those names with the strongest probability of higher revenues, earnings and stock prices. With the addition of these names, technology became our third-largest industry stake.

Q WERE THERE HOLDINGS THAT PROVED ESPECIALLY SUCCESSFUL DURING THE PERIOD?

A First Union, a regional bank, is new to the top 10 largest holdings. The stock had been persistently disappointing from mid-1999 through 2000, prompting management changes and large-scale restructuring. Wall Street dislikes uncertainty, and most analysts downgraded the stock. Consequently, the stock fell. Our research suggested,

PERFORMANCE UPDATE

however, that the stock was undervalued and likely to recover due to fundamental changes as well as U.S. economic and fiscal policies. We increased our holdings at that time. Since then, short-term interest rates have come down and long-term rates are firming. That means fewer loan losses and better profits for banks. The stock has climbed.

  First Union now is likely to acquire Wachovia Bank, another regional bank which the fund owns and which we like very much. Together the two should be a powerful combination, making First Union even more attractive on a six- to 18-month basis.

Q WERE THERE ANY DISAPPOINTMENTS?

A Because our investment philosophy tends to limit downside risk, one of the hallmarks of this fund is the infrequency of major disappointments due to losses in individual stocks. That said, Sara Lee's performance has been dimmer than we had hoped.

  Sara Lee is a classic example of a fundamentally sound old-economy stock that got caught up in the maelstrom. We bought the stock about 18 months ago, after an initial and substantial drop in price. Thereafter, earnings grew, and the stock began to recover lost ground along with many other old-economy stocks in the latter part of last year.

  Nevertheless, during the most recent six months, we again saw a clear deceleration of Sara Lee's historic earnings pattern. The company ultimately lowered its guidance, and analysts followed suit. After Sara Lee announced that it would miss even this lower earnings estimate, the stock suffered substantial losses.

  While Sara Lee is no longer among the fund's top 10 largest holdings, we continue to hold a substantial position. The company's weak earnings, given the lackluster consumer economy, do not surprise us. Sara Lee has proven over time that it has both the management and the products to provide superior earnings growth potential. Further, the company is undergoing structural changes that we believe will be of benefit over the long term. We expect to see strong upside potential realized within the next 12 to 18 months and believe that rising earnings will be rewarded with greater investor interest and higher valuations.

Q WHAT IS YOUR NEAR-TERM OUTLOOK FOR INVESTING?

A It is our contention that the Federal Reserve's efforts to spur economic growth, together with the additional stimulus of recently announced tax cuts, should result in a complete economic recovery by 2002. This should be positive for the financial markets as well.

  Meantime, we believe that the bear market (see Terms To Know, page x) has been contained. It appears that the market is in a correction and consolidation period following the strong rally in April and May. As we've often said, while the market may be extreme and emotional in the short run, fundamentals prevail in the long run. History has shown that to be true, and it's happening all over again. In each of the extreme "consensus markets" of the past, when a single sector has dominated -- the "Nifty 50" in 1972, energy in 1980 or personal computers in 1983 -- the upside was greater than anyone had anticipated or even imagined. And each time, the downside proved more extreme and long lasting than anyone thought possible. After their initial fall, the former "leadership" stocks entered a bear market, and investors returned to the broader market with an eye toward quality and a renewed commitment to fundamental analysis.

  While there isn't a direct parallel, investors have seen that new-economy stocks -- technology names in particular -- are not invulnerable, as once they might have seemed to be. Investors are no longer willing to buy at any price or to overlook the shaky foundations on which many of these companies are built. They are reasserting the importance of fundamental strength, and they are showing little tolerance for disappointing earnings.

  Nevertheless, at the moment, investor conviction is quite shallow. We expect the markets to remain broad and extraordinarily rotational, meaning that industry sectors and individual stocks will fall into and out of favor quite rapidly. We do not expect to see clear leadership within the market for some time. This type of market is rife with opportunities for price-disciplined investors like us. Unlike in a momentum market, such as we saw in 1999 and 2000, the ability to buy low and sell high will distinguish the winners from the losers. We're confident in the prudence of our contrarian philosophy and in the efficacy of our clearly defined, disciplined investment process. What's more, we know that our ability to stick to it, regardless of market conditions, is the key to our success in continuing to provide value to shareholders over time.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON MAY 31, 2001, AND ON NOVEMBER 30, 2000.
[BAR GRAPH]

                                                                 SCUDDER CONTRARIAN FUND ON         SCUDDER CONTRARIAN FUND ON
                                                                          5/31/01                            11/30/00
                                                                 --------------------------         --------------------------
Consumer nondurables                                                       30.80                              24.60
Finance                                                                    23.70                              25.70
Technology                                                                 10.80                               4.00
Energy                                                                      9.60                               9.30
Basic materials                                                             9.10                               2.10
Capital goods                                                               7.40                              18.20
Health care                                                                 5.80                               8.80
Transportation                                                              2.50                               4.30
Communication services                                                      0.30                               0.00
Other                                                                       0.00                               3.00

A COMPARISON WITH THE STANDARD & POOR'S 500 STOCK INDEX*
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF SCUDDER CONTRARIAN FUND REPRESENTED ON MAY 31, 2001, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.
[BAR GRAPH]

                                                                 SCUDDER CONTRARIAN FUND ON
                                                                          5/31/01                    S&P 500 INDEX ON 5/31/01
                                                                 --------------------------          ------------------------
Consumer nondurables                                                       30.80                              21.40
Finance                                                                    23.70                              17.10
Technology                                                                 10.80                              19.60
Energy                                                                      9.60                               6.80
Basic materials                                                             9.10                               2.60
Capital goods                                                               7.40                               9.50
Health care                                                                 5.80                              12.60
Transportation                                                              2.50                               0.70
Communication services                                                      0.30                               5.80
Utilities                                                                   0.00                               3.90

* The Standard & Poor's 500 stock index is an unmanaged index generally representative of the U.S. stock market.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST COMMON STOCK HOLDINGS*
Representing 28.5 percent of the fund's total market value on May 31, 2001.

             HOLDINGS                                  DESCRIPTION               PERCENT
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------

1.           SONOCO PRODUCTS               A company engaged in the                3.2%
                                           manufacturing of paper and converted
                                           paper products for sale principally
                                           to other manufacturers.
----------------------------------------------------------------------------------------

2.           BANK OF AMERICA               A holding company with subsidiaries     3.1%
                                           engaged in full-service retail and
                                           corporate banking, corporate
                                           finance, capital markets, investment
                                           advisory, and trust and other
                                           financial services.
----------------------------------------------------------------------------------------

3.           EXXON MOBIL                   A company engaged in exploration,       3.1%
                                           production, manufacturing,
                                           transportation and sale of crude
                                           oil, natural gas and petroleum
                                           products
----------------------------------------------------------------------------------------

4.           FEDERAL NATIONAL MORTGAGE     Often referred to as "Fannie Mae,"      2.9%
             ASSOCIATION                   this private corporation is
                                           federally chartered to provide
                                           financial products and services to
                                           increase the availability and
                                           affordability of housing to low-,
                                           moderate- and middle-income
                                           Americans.
----------------------------------------------------------------------------------------

5.           KEYCORP                       The company provides a wide range of    2.8%
                                           banking, equipment leasing,
                                           fiduciary, and financial services to
                                           corporate, individual and
                                           institutional customers. The bank
                                           holding company's principal
                                           subsidiary, KeyBank, offers banking
                                           and financial services through more
                                           than 900 branches in 13 states.
----------------------------------------------------------------------------------------

6.           FIRST UNION                   The bank has nearly 2,000 branches      2.8%
                                           in 12 U.S. states and Washington,
                                           D.C. It also offers investment
                                           products, such as mutual funds,
                                           corporate finance, home equity
                                           lending (through its Money Store
                                           unit) and insurance products.
----------------------------------------------------------------------------------------

7.           MCDONALD'S                    The world's largest fast-food chain     2.7%
                                           (and owner of commercial real
                                           estate), the company operates more
                                           than 28,700 restaurants in
                                           approximately 120 countries.
----------------------------------------------------------------------------------------

8.           BECTON, DICKINSON             The company's subsidiary, Medical       2.7%
                                           Systems is a global leader in the
                                           manufacturing of syringes and other
                                           diabetes care, infusion therapy and
                                           drug injection products. The
                                           company's other divisions
                                           manufacture microbiology products,
                                           cellular analysis systems, test kits
                                           and consumer health care products.
----------------------------------------------------------------------------------------

9.           FEDERAL HOME LOAN MORTGAGE    Often referred to as "Freddie Mac,"     2.6%
             CORPORATION                   this corporation provides for the
                                           transfer of capital between mortgage
                                           lenders and mortgage security
                                           investors, enabling mortgage lenders
                                           to provide a continuous flow of
                                           funds to borrowers.
----------------------------------------------------------------------------------------

10.          BP                            Formerly BP Amoco, the company is       2.6%
                                           the world's third-largest integrated
                                           oil company and the largest oil and
                                           gas producer in the United States.
                                           BP has proved reserves of 15 billion
                                           barrels of oil equivalent, including
                                           large holdings in Alaska and the
                                           North Sea. It is also a top refiner
                                           and manufacturer of petrochemicals
                                           and specialty chemicals.
----------------------------------------------------------------------------------------

*THE FUND'S HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER CONTRARIAN FUND
Portfolio of Investments at May 31, 2001 (Unaudited)

    SHORT TERM INVESTMENTS--7.2%                                                               SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------
                                             Zurich Scudder Cash Management QP Trust, 3.96%
                                             (Cost $15,414,021)(b)                           15,414,021   $ 15,414,021
                                             -----------------------------------------------------------------------------
    COMMON STOCKS--92.8%
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--0.5%
      TELEPHONE/COMMUNICATIONS
                                             WorldCom, Inc.*                                     60,000      1,070,400
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--1.9%
      BUILDING PRODUCTS
                                             Masco Corp.                                        170,000      3,971,200
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--8.8%
      DEPARTMENT & CHAIN STORES--4.2%
                                             May Department Stores                               57,750      1,888,425
                                             Nordstrom, Inc.                                    200,000      3,706,000
                                             The Limited, Inc.                                  204,000      3,325,200
                                             -----------------------------------------------------------------------------
                                                                                                             8,919,625

      HOME FURNISHINGS--1.9%
                                             Newell Rubbermaid, Inc.                            158,300      4,000,241
                                             -----------------------------------------------------------------------------

      RESTAURANTS--2.7%
                                             McDonald's Corp.                                   192,000      5,813,760
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--14.4%
      ALCOHOL & TOBACCO--2.1%
                                             Philip Morris Companies, Inc.                       88,100      4,529,221
                                             -----------------------------------------------------------------------------

      FOOD & BEVERAGE--8.3%
                                             Albertson's, Inc.                                   75,000      2,152,500
                                             ConAgra, Inc.                                      155,700      3,246,345
                                             H.J. Heinz Co.                                      50,500      2,187,155
                                             Kellogg Co.                                         70,000      1,870,400
                                             Sara Lee Corp.                                     264,100      4,975,644
                                             Unilever NV (New York Shares)                       60,178      3,345,295
                                             -----------------------------------------------------------------------------
                                                                                                            17,777,339

      PACKAGE GOODS/ COSMETICS--1.8%
                                             Procter & Gamble Co.                                59,000      3,790,160
                                             -----------------------------------------------------------------------------

      TEXTILES--2.2%
                                             VF Corp.                                           111,800      4,624,048
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    DURABLES--1.4%
      AUTOMOBILES
                                             Dana Corp.                                         136,200      2,931,024
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    ENERGY--8.6%
      OIL COMPANIES
                                             BP PLC (ADR)                                       103,914      5,547,968
                                             Chevron Corp.                                       36,100      3,467,405
                                             Exxon Mobil Corp.                                   73,600      6,532,000
                                             Texaco, Inc.                                        39,300      2,806,020
                                             -----------------------------------------------------------------------------
                                                                                                            18,353,393
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--23.7%
      BANKS--15.0%
                                             AmSouth Bancorp                                    200,000      3,678,000
                                             Bank of America Corp.                              110,400      6,541,200
                                             First Union Corp.                                  183,900      5,930,775
                                             J.P. Morgan Chase & Co.                             25,000      1,228,750
                                             KeyCorp                                            254,000      6,040,120
                                             National City Corp.                                 98,000      2,871,400
                                             SunTrust Banks, Inc.                                18,800      1,154,696
                                             Wachovia Corp.                                      69,000      4,647,150
                                             -----------------------------------------------------------------------------
                                                                                                            32,092,091

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                               SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------

      CONSUMER FINANCE--1.6%
                                             American Express Co.                                80,000   $  3,369,600
                                             -----------------------------------------------------------------------------

      INSURANCE--1.6%
                                             AMBAC Financial Group, Inc.                         19,400      1,087,370
                                             Jefferson-Pilot Corp.                               25,000      1,184,750
                                             MBIA, Inc.                                          20,000      1,055,000
                                             -----------------------------------------------------------------------------
                                                                                                             3,327,120

      OTHER FINANCIAL COMPANIES--5.5%
                                             Federal Home Loan Mortgage Corp.                    84,900      5,620,380
                                             Federal National Mortgage Association               75,000      6,183,000
                                             -----------------------------------------------------------------------------
                                                                                                            11,803,380
--------------------------------------------------------------------------------------------------------------------------

    HEALTH--4.7%
      MEDICAL SUPPLY & SPECIALTY--2.7%
                                             Becton, Dickinson & Co.                            166,700      5,722,811
                                             -----------------------------------------------------------------------------

      PHARMACEUTICALS--2.0%
                                             Bristol-Myers Squibb Co.                            78,900      4,279,536
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--11.6%
      CHEMICALS--3.2%
                                             Dow Chemical Co.                                    38,000      1,360,780
                                             E.I. du Pont de Nemours & Co.                       66,300      3,076,320
                                             Praxair, Inc.                                       48,500      2,439,065
                                             -----------------------------------------------------------------------------
                                                                                                             6,876,165

      CONTAINERS & PAPER--3.2%
                                             Sonoco Products Co.                                272,900      6,918,015
                                             -----------------------------------------------------------------------------

      DIVERSIFIED MANUFACTURING--1.6%
                                             Cooper Industries, Inc.                             35,000      1,331,050
                                             Textron, Inc.                                       37,900      2,183,419
                                             -----------------------------------------------------------------------------
                                                                                                             3,514,469

      ELECTRICAL PRODUCTS--0.4%
                                             Koninklijke (Royal) Philips Electronics NV
                                               (ADR)                                             32,000        886,400
                                             -----------------------------------------------------------------------------

      MACHINERY/COMPONENTS/
      CONTROLS--2.0%
                                             Pitney Bowes, Inc.                                 109,400      4,325,676
                                             -----------------------------------------------------------------------------

      SPECIALTY CHEMICALS--1.2%
                                             Air Products & Chemicals, Inc.                      56,600      2,647,182
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    MEDIA--1.6%
      PRINT MEDIA
                                             Gannett Co., Inc.                                   52,400      3,473,072
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--1.8%
      PRINTING/PUBLISHING
                                             Equifax, Inc.                                      112,000      3,928,960
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--11.3%
      DIVERSE ELECTRONIC PRODUCTS--4.6%
                                             Applied Materials, Inc.*                            62,000      3,095,660
                                             Dell Computer Corp.*                                48,100      1,171,716
                                             Diebold, Inc.                                      181,000      5,534,980
                                             -----------------------------------------------------------------------------
                                                                                                             9,802,356

      ELECTRONIC COMPONENTS/
      DISTRIBUTORS--0.7%
                                             Gateway, Inc.*                                      86,000      1,436,200
                                             -----------------------------------------------------------------------------

      ELECTRONIC DATA PROCESSING--2.8%
                                             Compaq Computer Corp.                              145,000      2,318,550
                                             Hewlett-Packard Co.                                129,000      3,782,280
                                             -----------------------------------------------------------------------------
                                                                                                             6,100,830

      MILITARY ELECTRONICS--1.2%
                                             Raytheon Co.                                        87,000      2,589,990
                                             -----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                               SHARES        VALUE
--------------------------------------------------------------------------------------------------------------------------

      SEMICONDUCTORS--2.0%
                                             Intel Corp.                                        162,000   $  4,375,621
                                             -----------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--2.5%
      AIR FREIGHT
                                             FedEx Corp.*                                       132,000      5,280,000
                                             -----------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $192,759,190)                                           198,529,885
                                             -----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $208,173,211)(a)                                       $213,943,906
                                             -----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

(a) The cost for federal income tax purposes was $208,240,509. At May 31, 2001, net unrealized appreciation for all securities based on tax cost was $5,703,397. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $20,965,857 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $15,262,460.

(b) Zurich Scudder Cash Management QP Trust is also managed by Zurich Scudder Investments, Inc. The rate shown is the annualized seven-day yield at period end.

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2001 (Unaudited)

ASSETS
----------------------------------------------------------------------------
Investments in securities, at value, (cost $208,173,211)        $213,943,906
----------------------------------------------------------------------------
Receivable for investments sold                                      647,228
----------------------------------------------------------------------------
Dividend receivable                                                  710,486
----------------------------------------------------------------------------
Interest receivable                                                   35,646
----------------------------------------------------------------------------
Receivable for Fund shares sold                                        1,107
----------------------------------------------------------------------------
Foreign taxes recoverable                                              5,045
----------------------------------------------------------------------------
TOTAL ASSETS                                                     215,343,418
----------------------------------------------------------------------------
LIABILITIES
----------------------------------------------------------------------------
Payable for investments purchased                                    595,724
----------------------------------------------------------------------------
Payable for Fund shares redeemed                                     164,532
----------------------------------------------------------------------------
Accrued management fee                                               128,465
----------------------------------------------------------------------------
Accrued reorganization costs                                          55,357
----------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                   16,464
----------------------------------------------------------------------------
Other accrued expenses and payables                                  257,575
----------------------------------------------------------------------------
Total liabilities                                                  1,218,117
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $214,125,301
----------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income                             $    324,703
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions                                                       5,770,695
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                             (20,908,146)
----------------------------------------------------------------------------
Paid-in-capital                                                  228,938,049
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $214,125,301
----------------------------------------------------------------------------
NET ASSET VALUE
----------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share
  ($127,942,989 / 6,542,458 shares of capital stock
  outstanding, $.01 par value, 320,000,000 shares
  authorized)                                                         $19.56
----------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $19.56)              $20.75
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($70,631,565 /
  3,618,655 shares of capital stock outstanding, $.01 par
  value, 320,000,000 shares authorized)                               $19.52
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($14,304,129 /
  732,603 shares of capital stock outstanding, $.01 par
  value, 80,000,000 shares authorized)                                $19.53
----------------------------------------------------------------------------
CLASS I SHARES
  Net asset value, offering and redemption price per share
  ($1,246,618 / 63,520 shares of capital stock outstanding,
  $.01 par value, 80,000,000 shares authorized)                       $19.63
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended May 31, 2001 (Unaudited)

INVESTMENT INCOME
---------------------------------------------------------------------------
Dividends (net of foreign taxes withheld of $12,739)            $ 2,401,961
---------------------------------------------------------------------------
Interest                                                            441,135
---------------------------------------------------------------------------
Total income                                                      2,843,096
---------------------------------------------------------------------------
Expenses:
Management fee                                                      781,219
---------------------------------------------------------------------------
Administrative fee                                                    6,003
---------------------------------------------------------------------------
Services to shareholders                                            541,740
---------------------------------------------------------------------------
Custodian fees                                                        5,914
---------------------------------------------------------------------------
Distribution services fees                                          309,241
---------------------------------------------------------------------------
Administrative services fees                                        254,735
---------------------------------------------------------------------------
Auditing                                                             19,598
---------------------------------------------------------------------------
Legal                                                                 3,478
---------------------------------------------------------------------------
Directors' fees and expenses                                          1,757
---------------------------------------------------------------------------
Reports to shareholders                                              74,269
---------------------------------------------------------------------------
Registration fees                                                     4,453
---------------------------------------------------------------------------
Other                                                                 4,347
---------------------------------------------------------------------------
Total expenses, before expense reductions                         2,006,754
---------------------------------------------------------------------------
Expense reductions                                                   (2,125)
---------------------------------------------------------------------------
Total expenses, after expense reductions                          2,004,629
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                        838,467
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from investment transactions             4,602,600
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   18,150,079
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                       22,752,679
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $23,591,146
---------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SIX MONTHS
                                                                   ENDED
                                                                MAY 31, 2001         YEAR ENDED
                                                                (UNAUDITED)       NOVEMBER 30, 2000
INCREASE (DECREASE) IN NET ASSETS
---------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $   838,467         $   3,082,079
---------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions               4,602,600           (25,505,184)
---------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   18,150,079            11,737,616
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       23,591,146           (10,685,489)
---------------------------------------------------------------------------------------------------
Distributions to shareholders:
From net investment income
    Class A                                                        (800,013)           (2,663,019)
---------------------------------------------------------------------------------------------------
    Class B                                                        (117,264)             (952,838)
---------------------------------------------------------------------------------------------------
    Class C                                                         (27,772)             (159,026)
---------------------------------------------------------------------------------------------------
    Class I                                                          (9,763)               (4,453)
---------------------------------------------------------------------------------------------------
From net realized gains
    Class A                                                              --           (15,253,413)
---------------------------------------------------------------------------------------------------
    Class B                                                              --            (9,611,801)
---------------------------------------------------------------------------------------------------
    Class C                                                              --            (1,578,185)
---------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                        31,455,825            94,054,767
---------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       898,103            28,113,669
---------------------------------------------------------------------------------------------------
Cost of shares redeemed                                         (35,278,993)         (187,202,622)
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
TRANSACTIONS                                                     (2,925,065)          (65,034,186)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                19,711,269          (105,942,410)
---------------------------------------------------------------------------------------------------
Net assets at beginning of period                               194,414,032           300,356,442
---------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $324,703 and $441,048, respectively)       $214,125,301        $ 194,414,032
---------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                  CLASS A
                                        -------------------------------------------------------------------------------------------
                                        SIX MONTHS                               FOR THE                         FOR THE PERIOD
                                         ENDED               YEAR ENDED           ELEVEN          YEAR ENDED     SEPTEMBER 11, 1995
                                        MAY 31,             NOVEMBER 30,         MONTHS ENDED    DECEMBER 31,    (COMMENCEMENT OF
                                          2001         -----------------------   NOVEMBER 30,    ------------    OPERATIONS) TO
                                        (UNAUDITED)    2000     1999     1998      1997            1996          DECEMBER 31, 1995
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $17.51       19.75    22.90    21.13      16.93           16.20              12.18
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 .11(a)      .30(a)   .34(a)   .28        .23             .23                .26
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investment transactions           2.06        (.39)   (1.40)    3.48       4.25            2.07               5.05
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            2.17        (.09)   (1.06)    3.76       4.48            2.30               5.31
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                       (.12)       (.35)    (.31)    (.27)      (.20)           (.22)              (.24)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                  --       (1.80)   (1.78)   (1.72)      (.08)          (1.35)             (1.05)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.12)      (2.15)   (2.09)   (1.99)      (.28)          (1.57)             (1.29)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $19.56       17.51    19.75    22.90      21.13           16.93              16.20
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                        12.38**       .54    (5.06)   19.51      26.58**         14.42(B)           44.57(B)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)       128         113      173      152        101              47                 19
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense
reductions (%)                              1.58*       1.53(d)  1.41     1.37       1.35*           1.25               1.66*
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                              1.58*       1.52(d)  1.40     1.37       1.35*           1.23               1.25*
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                         1.16*       1.85     1.53     1.36       1.47*           1.56               1.85*
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   91*         46       88       64         77*             95                 30*
-----------------------------------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                        --------------------------------------------------------------------------------------------
                                        SIX MONTHS                                FOR THE                         FOR THE PERIOD
                                         ENDED               YEARS ENDED           ELEVEN          YEAR ENDED     SEPTEMBER 11, 1995
                                        MAY 31,              NOVEMBER 30,         MONTHS ENDED    DECEMBER 31,    (COMMENCEMENT OF
                                          2001         ------------------------   NOVEMBER 30,    ------------    OPERATIONS) TO
                                        (UNAUDITED)    2000      1999     1998      1997            1996          DECEMBER 31, 1995
PER SHARE OPERATING PERFORMANCE
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $17.47       19.68     22.82    21.08      16.92           16.20              15.26
------------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 .03(a)      .14(a)    .14(a)   .08        .08             .11                .07
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investment transactions           2.05        (.36)    (1.38)    3.46       4.22            2.07               1.85
------------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            2.08        (.22)    (1.24)    3.54       4.30            2.18               1.92
------------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                       (.03)       (.19)     (.12)    (.08)      (.06)           (.11)              (.07)
------------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                  --       (1.80)    (1.78)   (1.72)      (.08)          (1.35)              (.91)
------------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.03)      (1.99)    (1.90)   (1.80)      (.14)          (1.46)              (.98)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $19.52       17.47     19.68    22.82      21.08           16.92              16.20
------------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                        11.92**      (.29)    (5.90)   18.32      25.44**         13.61(B)           12.83(B)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)        71          68       109      100         71              29                  6
------------------------------------------------------------------------------------------------------------------------------------
Ratio to expenses, before expense
reductions (%)                              2.45*       2.53(d)   2.29     2.31       2.26*           2.34               2.36*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                              2.45*       2.53(d)   2.29     2.31       2.26*           2.11               2.00*
------------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                          .28*        .84       .64      .42        .56*            .68                .88*
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   91*         46        88       64         77*             95                 30*
------------------------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                  CLASS C
                                        -------------------------------------------------------------------------------------------
                                        SIX MONTHS                               FOR THE                         FOR THE PERIOD
                                         ENDED               YEAR ENDED           ELEVEN          YEAR ENDED     SEPTEMBER 11, 1995
                                        MAY 31,             NOVEMBER 30,         MONTHS ENDED    DECEMBER 31,    (COMMENCEMENT OF
                                          2001         -----------------------   NOVEMBER 30,    ------------    OPERATIONS) TO
                                        (UNAUDITED)    2000     1999     1998      1997             1996         DECEMBER 31, 1995
PER SHARE OPERATING PERFORMANCE
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $17.48       19.68    22.82    21.06      16.90             16.20            15.26
-----------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                 .02(a)      .15(a)   .12(a)   .05        .06               .11              .08
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain
(loss) on investment transactions           2.07        (.36)   (1.39)    3.47       4.20              2.05             1.85
-----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            2.09        (.21)   (1.27)    3.52       4.26              2.16             1.93
-----------------------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                       (.04)       (.19)    (.09)    (.04)      (.02)             (.11)            (.08)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gains on investment
transactions                                  --       (1.80)   (1.78)   (1.72)      (.08)            (1.35)            (.91)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.04)      (1.99)   (1.87)   (1.76)      (.10)            (1.46)            (.99)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $19.53       17.48    19.68    22.82      21.06             16.90            16.20
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)(C)                        11.90**      (.18)   (6.01)   18.25      25.26**           13.51(B)         12.85(B)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)        14          12       18       12          6                 2               .2
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, before expense
reductions (%)                              2.49*       2.48(d)  2.36     2.40       2.47*             2.80             2.31*
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses, after expense
reductions (%)                              2.49*       2.47(d)  2.35     2.40       2.47*             2.12             1.95*
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss)
(%)                                          .26*        .91      .58      .33        .35*              .67              .93*
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                   91*         46       88       64         77*               95               30*
-----------------------------------------------------------------------------------------------------------------------------------

                                                                          CLASS I
                                                              -------------------------------
                                                              SIX MONTHS    FOR THE PERIOD
                                                               ENDED        JUNE 1, 2000
                                                              MAY 31,       (INITIAL DATE
                                                                2001        OF OFFERING) TO
                                                              (UNAUDITED)   NOVEMBER 30, 2000
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $17.56            17.34
---------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)(a)                                    .18              .48
---------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      2.06             1.75
---------------------------------------------------------------------------------------------
Total from investment operations                                  2.24             2.23
---------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                             (.17)            (.21)
---------------------------------------------------------------------------------------------
Total distributions                                               (.17)            (.21)
---------------------------------------------------------------------------------------------
Net asset value, end of period                                  $19.63            17.56
---------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                                 12.77**           2.63**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               1                1
---------------------------------------------------------------------------------------------
Ratio of expenses (%)                                              .88*            1.70
---------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         1.89*            6.19
---------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         91*              46*
---------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been waived.

(c) Total return does not reflect the effect of any sales charge.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.50% and 1.49%, 2.47% and 2.47% and 2.42% and 2.42% for Class A, Class B and Class C, respectively.

 * Annualized.

** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Contrarian Fund (the "Fund"), formerly
                             Kemper Contrarian Fund, is a diversified series of Scudder Value Series (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities, which are traded on U.S. or foreign stock exchanges, are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities that are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

NOTES TO FINANCIAL STATEMENTS

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required. At November 30, 2000, the Fund had a net tax basis capital loss carryforward of approximately $25,105,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2008, the expiration date, whichever occurs first.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             OTHER. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------

2    PURCHASE AND SALES
     OF SECURITIES           For the six months ended May 31, 2001, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $87,570,706

                             Proceeds from sales                      94,096,470

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              As described in Note 7, Zurich Scudder Investments,
                             Inc., formerly Scudder Kemper Investments, Inc.,
                             ("ZSI" or the "Advisor"), has initiated a restructuring program. As part of this reorganization, the Fund has entered into an Administrative Agreement. This agreement was effective May 29, 2001. The terms of the newly adopted and the pre-existing agreements are set out below.

                             MANAGEMENT AGREEMENT. The Fund has a management agreement with ZSI. The Fund pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $781,219 for the six months ended May 31, 2001. This was equivalent to an annual effective rate of .75% of the Fund's average daily net assets.

                             ADMINISTRATIVE FEE. Effective May 29, 2001, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the "Administrative Agreement") with ZSI. Under the Administrative Agreement, ZSI provides or pays others to provide substantially all of the administrative services

NOTES TO FINANCIAL STATEMENTS

                             required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above), in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class A, Class B, Class C and Class I shares, for the period May 29, 2001 through May 31, 2001, was equal to an annualized effective rate of 0.325%, 0.375%, 0.350% and 0.100%, respectively, of average daily net assets, computed and accrued daily and payable monthly. As of the effective date of the Administrative Agreement, each service provider continues to provide the services that it previously provided to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that ZSI pays these entities for the provision of their services to the Fund and pays most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Zurich Scudder under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including fees and expenses of their independent counsel).

                             In return for the services provided, each Fund will pay ZSI an Administrative Fee. For the period May 29, 2001 through May 31, 2001, the Administrative Fee was as follows:

                                                                                                           UNPAID AT
                                                                                                TOTAL       MAY 31,
                                                        ADMINISTRATIVE FEES                   AGGREGATED     2001
                                       -----------------------------------------------------------------------------
                                       Class A                                                  $3,407      $3,407
                                       Class B                                                   2,174       2,174
                                       Class C                                                     412         412
                                       Class I                                                      10          10
                                                                                                ------      ------
                                                                                                $6,003      $6,003

                             SHAREHOLDER SERVICES AGREEMENT. Scudder Investments Service Company, ("SISC"), formerly Kemper Service Company, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to May 29, 2001, the amount charged to the Fund by SISC aggregated $379,119 of which $112,622 is unpaid at May 31, 2001.

                             Effective May 29, 2001 the above fees are paid by the Advisor in accordance with the Administrative Agreement.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Scudder Distributors, Inc. ("SDI"), formerly Kemper Distributions, Inc. Underwriting commissions retained by SDI in connection with the distribution of Class A shares for the six months ended May 31, 2001 are $13,103.

                             For services under the distribution services agreement, the Fund pays SDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, SDI receives any contingent deferred sales charges ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by SDI for the six months ended May 31, 2001 are $391,356 of which $51,849 is unpaid at May 31, 2001.

NOTES TO FINANCIAL STATEMENTS

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with SDI. For providing information and administrative services to shareholders, the Fund pays SDI a fee at an annual rate of up to .25% of average daily net assets of each class. SDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The Fund incurred administrative services fees of $254,735 for the six months ended May 31, 2001, of which $49,135 is unpaid at May 31, 2001. Additionally, $100 was paid by SDI to affiliates.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of the Advisor. For the six months ended May 31, 2001, the Fund made no payments to its officers and incurred directors' fees of $1,757 to independent directors.

                             ZURICH SCUDDER CASH MANAGEMENT QP TRUST. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "Trust") and other affiliated funds managed by Zurich Scudder Investments, Inc. The Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The Trust does not receive a management fee for the Fund's investment in the Trust. Distributions from the Trust to the Fund for the six-months ended May 31, 2001, totaled $35,056 and are reflected as dividend income on the statement of operations.

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                  SIX MONTHS ENDED                 YEAR ENDED
                                                                    MAY 31, 2001                NOVEMBER 30, 2000
                                                             --------------------------    ---------------------------
                                                               SHARES         AMOUNT         SHARES         AMOUNT
                                       SHARES SOLD
                                       -------------------------------------------------------------------------------
                                        Class A               1,158,115    $ 21,650,570     4,234,515    $  68,639,501
                                       -------------------------------------------------------------------------------
                                        Class B                 350,876       6,590,774       995,773       16,272,306
                                       -------------------------------------------------------------------------------
                                        Class C                 122,208       2,292,849       393,118        6,360,152
                                       -------------------------------------------------------------------------------
                                        Class I                  10,742         204,412        56,011          921,539
                                       -------------------------------------------------------------------------------
                                       SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                       -------------------------------------------------------------------------------
                                        Class A                  41,537         755,618     1,035,407       16,901,112
                                       -------------------------------------------------------------------------------
                                        Class B                   6,029         110,063       602,730        9,835,115
                                       -------------------------------------------------------------------------------
                                        Class C                   1,241          22,659        84,098        1,372,989
                                       -------------------------------------------------------------------------------
                                        Class I                     536           9,763           276            4,453
                                       -------------------------------------------------------------------------------
                                       SHARES REDEEMED
                                       -------------------------------------------------------------------------------
                                        Class A              (1,166,364)    (21,824,263)   (7,688,287)    (123,699,537)
                                       -------------------------------------------------------------------------------
                                        Class B                (580,423)    (10,831,822)   (3,154,279)     (50,769,734)
                                       -------------------------------------------------------------------------------
                                        Class C                 (98,734)     (1,862,970)     (676,972)     (10,842,794)
                                       -------------------------------------------------------------------------------
                                        Class I                  (2,266)        (42,718)       (1,779)         (29,288)
                                       -------------------------------------------------------------------------------
                                       CONVERSION OF SHARES
                                       -------------------------------------------------------------------------------
                                        Class A                  38,471         717,220       112,608        1,861,269
                                       -------------------------------------------------------------------------------
                                        Class B                 (37,549)       (717,220)     (112,807)      (1,861,269)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS         $ (2,925,065)                 $ (65,034,186)
                                       -------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended May 31, 2001, the Fund's custodian and transfer agent fees were reduced by $20 and $2,105, respectively, under these arrangements.

                             Effective May 29, 2001, transfer agent credits will no longer be used to reduce Fund expenses.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated at the Federal
                             Funds Rate plus .5%. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services previously paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

An annual shareholders' meeting was held on May 24, 2001, for Scudder Contrarian Fund. Shareholders were asked to vote on three issues: election of members to the Board of Trustees, to ratify the selection of Ernst & Young LLP as independent auditors for the Fund for the Fund's current fiscal year, and to approve Articles of Amendment and Restatement of the Fund's Articles of Incorporation. The following are the results for each issue:

1) Election of Trustees (effective July 1, 2001)

                               Affirmative    Withhold
      John W. Ballantine        5,634,482     104,055
      Lewis A. Burnham          5,635,809     102,728
      Mark S. Casady            5,636,106     102,430
      Linda C. Coughlin         5,632,291     106,245
      Donald L. Dunaway         5,636,342     102,195
      James R. Edgar            5,635,717     102,820
      William F. Glavin         5,635,879     102,657
      Robert B. Hoffman         5,635,041     103,496
      Shirley D. Peterson       5,632,541     105,996
      Fred B. Renwick           5,627,470     111,066
      William P. Sommers        5,626,804     111,732
      John Weithers             5,627,906     110,630

2) To ratify the selection of Ernst & Young LLP as independent auditors for the Fund for the Fund's current fiscal year.

      Affirmative  Against   Abstain
      5,563,697     88,813    86,026

3) To approve Articles of Amendment and Restatement of the Fund's Articles of Incorporation.

      Affirmative  Against   Abstain
      3,564,005    132,222   131,874

DIRECTORS&OFFICERS

DIRECTORS                         OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Director                          President                         Vice President

LINDA C. COUGHLIN                 PHILIP J. COLLORA                 MAUREEN E. KANE
Chairperson, Director             Vice President and                Secretary
and Vice President                Assistant Secretary
                                                                    CAROLINE PEARSON
JAMES R. EDGAR                    JAMES M. EYSENBACH                Assistant Secretary
Director                          Vice President
                                                                    BRENDA LYONS
ARTHUR R. GOTTSCHALK              JOHN R. HEBBLE                    Assistant Treasurer
Director                          Treasurer

FREDERICK T. KELSEY               KATHRYN L. QUIRK
Director                          Vice President

FRED B. RENWICK                   THOMAS F. SASSI
Director                          Vice President

JOHN G. WEITHERS                  WILLIAM R. TRUSCOTT
Director                          Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           SCUDDER INVESTMENTS SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
TRANSFER AGENT AND CUSTODIAN          STATE STREET BANK & TRUST CO.
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 SCUDDER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.scudder.com


[SCUDDER INVESTMENTS LOGO]
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This report is not to be distributed
unless preceded or accompanied by a
Scudder Equity Funds/Value Style prospectus.
SCF - 3(7/25/01) 13417